UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-04616)

Exact name of registrant as specified in charter:	Putnam High Yield Advantage Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: November 30, 2010

Date of reporting period: December 1, 2009 — May 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHYIX

Putnam High Yield Advantage Fund

Semiannual report
5|31|10

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Yield
Advantage Fund

Semiannual report
5 | 31 | 10

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Financial statements	16

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy is on the mend, albeit at a slower pace than we would like. Economic growth continues despite the serious national debt issues of a handful of European nations. In the United States, the outlook is one of guarded optimism, with most economists agreeing that a second recession is unlikely and that growth will continue for the balance of the year.

During the spring and early summer, volatility returned to both fixed-income and equity markets. Compared with the solid rebound of 2009, the investment environment for 2010 has become somewhat more challenging — one that requires analysis, insight, innovation, and expertise. We believe these attributes form the very core of Putnam’s analytic, active-management approach.

In other developments, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who recently retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

About the fund

Seeking a high level of current income for investors since 1986

Unlike most types of fixed-income investments, high-yield bond performance is more dependent on the performance of the companies that issue the bonds than on interest rates. For this reason, distinguishing between opportunities and potential pitfalls requires a rigorous investment process that includes analyzing companies. With Putnam High Yield Advantage Fund, this process is highlighted by intensive research, investment diversification, and carefully timed portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team — which includes analysts who specialize by industry — visits with the management of issuing companies and analyzes each company’s prospects. The team then compares this information to the bond’s upside or downside potential before deciding whether it is an appropriate investment for the fund.

The fund’s portfolio typically consists of bonds from a broad range of industries and companies. Holdings are diversified across industry sectors and among bonds with differing credit ratings. While the fund invests primarily in the bonds of U.S. companies, its diversified approach allows it to include foreign bonds as well. Among these securities, investments in emerging-market bonds may be used to enhance the fund’s appreciation potential. Although diversification does not ensure a profit or protect against a loss and it is possible to lose money in a diversified portfolio, the fund’s diversification can help reduce the volatility that typically comes with higher-risk investments.

As the bond markets shift over time, the fund’s managers look for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, when credit spreads are wide and are expected to tighten, the fund may pursue the higher income potential offered by lower-quality issues. On the other hand, when credit spreads are narrow — that is, when the difference in yield between higher- and lower-rated bonds of comparable maturities is small — the fund may shift its emphasis to higher-quality high-yield bonds.

Consider these risks before investing:
Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves special risks and may result in losses. Mutual funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

What makes a bond
“high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are typically rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

Bond ratings

Moody’s	Grade
Aaa	Investment
Aa, A	Investment
Baa	Investment
Ba, B	High yield
Caa/Ca	High yield
C	High yield

High-yield bonds can offer greater income potential
than other types of bonds.

Performance
snapshot

Annualized total return (%) comparison as of 5/31/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, began operations on 12/31/94, which post-dates the inception date of the fund’s class A shares.

Interview with your
fund’s portfolio manager

Paul Scanlon

Paul, how did the fund perform for the
six-month period?

Putnam High Yield Advantage Fund class A shares posted a total return of 5.04% during the six-month period. The return was slightly lower than its Lipper peer group, High Current Yield Funds, which had a return of 5.74%. And the fund also underperformed its benchmark, the JPMorgan Developed High Yield Index, which posted a return of 6.74%.

What factors influenced the high-yield
market during the period?

The six-month period began with strong performance in the high-yield market and concluded with an environment challenged by volatility stemming from sovereign debt concerns.

Improvement in corporate fundamentals contributed to the rally. Investors, who had fled the market for fear of increasing defaults, flocked back as they began to see a gradually stabilizing economy and improving corporate business fundamentals.

Another positive factor behind the strong performance was a raft of new issuance. After evaporating during the 2008 market downturn, new issue supply resumed in the second quarter of 2009. Last year, more than $180 billion worth of high-yield debt was brought to market, and about 75% of that was used by high-yield companies to refinance debt. Refinancing helped provide additional financial flexibility for high-yield companies.

The refinancing activity has continued into 2010. Access to the high-yield market as a source of financing improved dramatically in the first part of 2010. This trend has helped many corporate issuers repair their balance sheets — and in some cases

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 5/31/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

avoid default — by pushing out maturities, refinancing bank debt with covenants, and building up liquidity. Year to date through May 31, 2010, the volume of new issuance totaled $118 billion, and the past 12-months’ volume of $248 billion was nearly 35% higher than any other 12-month period. About 69% of the new issuance year to date has been for refinancing.

But by May, the European sovereign debt crisis took center stage in both equity and fixed-income markets as concerns were raised about peripheral eurozone countries. The turmoil had an effect on the credit market as investors moved broadly toward higher-quality investments. Yield spreads widened by about 150 basis points during the month. In May, the high-yield market sustained its worst monthly performance since November 2008, falling –3.32%.

Volatility and uncertainty remain high. But risk appetites are tied more to perceptions of global sovereign debt and other macroeconomic concerns, and not to the underlying domestic credit fundamentals. In fact, corporate bonds are one of the few areas in fixed income where we are seeing underlying fundamental improvement. Nearly 70% of S&P 500 companies beat expectations in the first quarter. Revenue growth has returned, and defaults are steadily declining. Looking back to 2009, the default rate was around 15%. In the first quarter of 2010, the annualized default rate for bonds was under 1%. The historic average is close to 4%. In fact, we expect defaults to trend below historic averages by the end of the year.

Credit quality overview

Credit qualities are shown as a percentage of net assets as of 5/31/10. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

“Revenue growth has returned, and
defaults are steadily declining. In
fact, we expect defaults to trend
below historic averages by the end
of the year.”

Paul Scanlon

Why did the fund underperform
the benchmark?

Within the high-yield universe, portfolios that had significant allocations to the lowest-rated area of the high-yield market or the bottom areas of corporate capital structure outperformed their peer group over the past six months. The fund did not have these types of allocations.

Another reason that the fund trailed its benchmark during the period resulted from our decision to underweight financials. Typically, the business model for financial issuers is to borrow at a low rate and lend at a higher rate. Since many financial issuers have been downgraded into the high-yield universe, their cost of borrowing has increased. Our view was that many of the issues may now be at a competitive disadvantage compared with their investment-grade counterparts. But many bonds from the financials group entered the high-yield universe at what some considered to be artificially low valuations only to rebound sharply in price as the economy continued to stabilize. The fund’s defensive position hurt its relative performance as the lower-rated tiers of the market outperformed.

What were some of the specific detractors
from the fund’s performance?

One detractor was our overweight position in Harrah’s, the Las Vegas-based casino operator. While our holdings delivered positive results, the unsecured, or riskier, debt of Harrah’s outperformed the securities that we owned in the portfolio. Hence, being conservatively positioned detracted from the fund’s relative performance, although the security did post a positive return.

Another detractor was the fund’s underweight position in CIT, the consumer finance company. This weighting hurt performance as financials

Top 10 holdings

HOLDING	COUPON (%) AND
(percentage of fund’s net assets)	MATURITY DATE	SECTOR/INDUSTRY

Freeport-McMoRan Copper & Gold, Inc. (0.9%)	8.375%, 2017	Basic materials/Metals
NRG Energy, Inc. (0.8%)	7.375%, 2016	Utilities and power/
Power producers
CIT Group, Inc. (0.7%)	7%, 2017	Financials/Financial
Owens Corning, Inc. (0.6%)	9%, 2019	Consumer cyclicals/
Building materials
Intelsat Jackson Holding Co.	11.25%, 2016	Communication services/
(Bermuda) (0.6%)		Telecommunications
Allison Transmission, Inc. (0.5%)	11.25%, 2015	Consumer cyclicals/Automotive
LBI Escrow Corp. (0.5%)	8%, 2017	Basic materials/Chemicals
CCH II, LLC (0.5%)	13.5%, 2016	Communication services/
Cable television
MetroPCS Wireless, Inc. (0.5%)	9.25%, 2014	Communication services/
Telecommunications
Legrand SA (France) (0.5%)	8.5%, 2025	Capital goods/Manufacturing

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 5/31/10. Short-term holdings are excluded. Holdings will vary over time.

were one of the best-performing areas of the high-yield market during the period.

What holdings contributed to the
fund’s performance?

Legrand, a France-based firm that manufactures wiring devices, cable management systems, and power distribution components, contributed to the fund’s performance. During the period, the European high-yield market performed well, and the company also experienced some fundamental improvements which aided relative performance.

Another contributor to the fund’s performance was Surgical Care Affiliates, which owns ambulatory service centers. The firm experienced fundamental improvements and saw revenue and earnings growth over the period.

What changes have you made in the
positioning of the fund?

During the period, we added more cyclical exposure to the portfolio, with overweights to the consumer products, energy, health-care, building products, metals/minerals, utilities, and communications industries. We’ve added more cyclical exposure because, although we expect weak economic growth, corporate fundamentals continue to improve.

The portfolio also has underweights in aerospace, chemicals, financials, forest

Credit quality comparison

This chart shows how the fund’s credit quality has changed over the past six months. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

products, and services. Some industries are poor vehicles for leverage over the long run, including airlines, financials, forest products, and manufacturing. Generally, we have a bias against these industries.

What is your outlook for the
high-yield market?

We believe that the economy will continue to stabilize and exhibit slower, but still positive, growth for the second half of the year. The most recent economic data has also pointed to a continued recovery, with fundamentals on an upward trajectory from trough levels. We believe that high-yield defaults have peaked and will decline even further this year. More than 20% of the high-yield market has defaulted or experienced distressed exchanges over the past two years. This has purged many of the weakest credits from the market. And refinancing has also helped to reduce defaults.

At current spreads, the high-yield market continues to look reasonably attractive when compared with our view of prospective credit costs. Investor demand for corporate credit expected to remain substantial as long as the recovery continues.

We recognize that positive credit cycles may endure for multi-year periods and are constructive on the high-yield market. However, the market may be volatile in the short term as risk premiums are currently being largely driven by global macroeconomic concerns that are transcending both fixed-income and equity asset classes. We expect volatility to remain elevated in the near term but intend to maintain market levels of risk given current valuations for the asset class and improving corporate fundamentals.

While there has been some volatility related to sovereign debt issues, we believe there will be excess spreads even after factoring in potential defaults and recoveries, and high yield continues to represent compelling opportunities for long-term investors.

Thanks for taking the time to speak with us
today, Paul.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul Scanlon is Team Leader of U.S. Fixed Income High Yield at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norm Boucher and Rob Salvin.

IN THE NEWS

Despite headlines about market volatility and a slow economic recovery, cash on U.S. corporate balance sheets has hit a record high. The Federal Reserve recently reported that nonfinancial companies were holding $1.84 trillion in cash and other liquid assets as of the end of March. The amount of cash is up 26% from a year ago, the largest increase on record, according to the central bank. Many firms implemented cost-cutting measures and other efficiencies in 2009. Concerned about the strength of the economic recovery and the debt crisis in Europe, companies have been reluctant to spend in recent months. Ultimately, that cash may be deployed on hiring, dividends, mergers, stock repurchases, and other shareholder-friendly activities.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2010, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.51%	7.32%	6.60%	6.60%	6.70%	6.70%	7.22%	7.07%	7.25%	7.68%

10 years	85.92	78.56	71.83	71.83	72.27	72.27	82.36	76.52	81.87	92.28
Annual average	6.40	5.97	5.56	5.56	5.59	5.59	6.19	5.85	6.16	6.76

5 years	38.16	32.63	33.32	31.45	33.05	33.05	36.62	32.22	36.79	39.75
Annual average	6.68	5.81	5.92	5.62	5.88	5.88	6.44	5.74	6.47	6.92

3 years	12.40	7.85	10.06	7.43	9.92	9.92	11.80	8.25	11.91	13.19
Annual average	3.97	2.55	3.25	2.42	3.20	3.20	3.79	2.68	3.82	4.22

1 year	24.77	19.84	23.83	18.83	23.68	22.68	24.45	20.50	24.45	24.98

6 months	5.04	0.87	4.73	–0.27	4.57	3.57	4.92	1.46	5.11	5.18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 5/31/10

	JPMorgan Developed	Lipper High Current Yield Funds
	High Yield Index	category average*

Annual average (life of fund)	—†	6.85%

10 years	109.33%	74.26
Annual average	7.67	5.49

5 years	42.61	29.60
Annual average	7.36	5.17

3 years	17.45	8.18
Annual average	5.51	2.46

1 year	31.68	26.17

6 months	6.74	5.74

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/10, there were 489, 471, 409, 350, 227, and 26 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, began operations on 12/31/94, which post-dates the inception date of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 5/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.210		$0.189	$0.190	$0.204		$0.204	$0.216

Capital gains	—		—	—	—		—	—

Total	$0.210		$0.189	$0.190	$0.204		$0.204	$0.216

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

11/30/09	$5.56	$5.79	$5.47	$5.46	$5.57	$5.76	$5.56	$5.71

5/31/10	5.63	5.86	5.54	5.52	5.64	5.83	5.64	5.79

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	7.46%	7.17%	6.71%	6.96%	7.23%	7.00%	7.23%	7.46%

Current 30-day SEC yield [2]	N/A	6.77	6.27	6.28	N/A	6.56	6.79	7.24

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/25/86)		(5/16/94)		(3/30/07)		(12/1/94)		(3/30/07)	(12/31/98)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.53%	7.35%	6.62%	6.62%	6.72%	6.72%	7.24%	7.09%	7.27%	7.70%

10 years	85.29	77.99	70.94	70.94	71.86	71.86	81.41	75.41	80.91	91.30
Annual average	6.36	5.94	5.51	5.51	5.56	5.56	6.14	5.78	6.11	6.70

5 years	37.81	32.35	32.74	30.88	32.66	32.66	36.04	31.69	36.20	39.39
Annual average	6.62	5.77	5.83	5.53	5.82	5.82	6.35	5.66	6.37	6.87

3 years	15.61	11.01	13.05	10.34	13.09	13.09	14.79	11.07	14.90	16.34
Annual average	4.95	3.54	4.17	3.33	4.19	4.19	4.71	3.56	4.74	5.17

1 year	22.30	17.37	21.37	16.37	21.44	20.44	22.03	18.01	22.03	22.57

6 months	3.36	–0.83	2.83	–2.14	2.86	1.86	3.07	–0.26	3.07	3.37

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 11/30/09*	1.08%	1.83%	1.83%	1.33%	1.33%	0.83%

Annualized expense ratio for the six-month period
ended 5/31/10	1.07%	1.82%	1.82%	1.32%	1.32%	0.82%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses under a new management contract effective 1/1/10 and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam High Yield Advantage Fund from December 1, 2009, to May 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.47	$9.29	$9.28	$6.74	$6.75	$4.19

Ending value (after expenses)	$1,050.40	$1,047.30	$1,045.70	$1,049.20	$1,051.10	$1,051.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2010, use the following calculation method. To find the value of your investment on December 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.39	$9.15	$9.15	$6.64	$6.64	$4.13

Ending value (after expenses)	$1,019.60	$1,015.86	$1,015.86	$1,018.35	$1,018.35	$1,020.84

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2010, Putnam employees had approximately $335,000,000 and the Trustees had approximately $57,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 5/31/10 (Unaudited)

CORPORATE BONDS AND NOTES (86.2%)*	Principal amount		Value

Advertising and marketing services (0.1%)
Lamar Media Corp. 144A sr. sub. notes 7 7/8s, 2018		$535,000	$526,975

			526,975
Automotive (3.0%)
Affinia Group, Inc. 144A sr. notes 10 3/4s, 2016		1,185,000	1,273,875

Allison Transmission, Inc. 144A company guaranty sr. unsec.
notes 11 1/4s, 2015 ‡‡		3,950,400	4,147,920

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 5 1/4s, 2014		2,865,000	2,420,925

Dana Corp. escrow sr. notes 5.85s, 2015 (acquired 4/24/08,
cost $1,429) (In default) F † ‡		2,135,000	2

Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011		1,510,000	1,570,400

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		1,925,000	1,915,375

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 7 1/2s, 2012		740,000	752,958

General Motors Corp. sr. unsec. notes 8 1/4s,
2023 (In default) †		3,010,000	940,625

General Motors Corp. sr. unsec. unsub. notes 8 3/8s,
2033 (In default) †		2,770,000	900,250

Lear Corp. company guaranty sr. unsec. bond 7 7/8s, 2018		345,000	336,375

Lear Corp. company guaranty sr. unsec. notes 8 1/8s, 2020		2,750,000	2,688,125

Navistar International Corp. sr. notes 8 1/4s, 2021		2,595,000	2,601,488

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	1,725,000	2,046,240

Visteon Corp. sr. unsec. unsub. notes 7s, 2014		$690,000	734,850

Visteon Corp. 144A sr. unsec. notes 12 1/4s, 2016		350,000	409,500

			22,738,908
Basic materials (8.1%)
Aleris International, Inc. company guaranty sr. unsec.
notes 9s, 2014 (In default) † ‡‡		1,905,000	10,001

AMH Holdings, Inc. sr. disc. unsec. notes 11 1/4s, 2014		705,000	701,475

Associated Materials, LLC/Associated Materials
Finance, Inc. company guaranty sr. notes 9 7/8s, 2016		1,875,000	2,015,625

Catalyst Paper Corp. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2014 (Canada)		335,000	166,663

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.257s, 2013 (Netherlands)		1,700,000	1,604,375

Compass Minerals International, Inc. 144A sr. notes 8s, 2019		1,975,000	2,054,000

FMG Finance Pty Ltd. 144A sr. sec. notes 10 5/8s, 2016 (Australia)		2,580,000	2,838,000

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017		6,150,000	6,672,750

Georgia-Pacific, LLC sr. unsec. unsub. notes 9 1/2s, 2011		1,335,000	1,431,788

Georgia-Pacific, LLC 144A company guaranty sr. unsec.
notes 7s, 2015		85,000	85,000

HeidelbergCement AG company guaranty sr. unsec.
unsub. notes 8s, 2017 (Germany)	EUR	335,000	397,999

HeidelbergCement AG company guaranty unsec.
unsub. notes 8 1/2s, 2019 (Germany)	EUR	225,000	265,889

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty 9 3/4s, 2014		$1,320,000	1,260,600

Huntsman International, LLC 144A sr. sub. notes 8 5/8s, 2020		795,000	749,288

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount		Value

Basic materials cont.
Ineos Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		$860,000	$851,400

Ineos Group Holdings PLC company guaranty sr. notes 7 7/8s,
2016 (United Kingdom)	EUR	755,000	651,552

Jefferson Smurfit Corp. company guaranty 8 1/4s,
2012 (In default) †		$540,000	457,650

LBI Escrow Corp. 144A sr. notes 8s, 2017		4,050,000	4,120,875

Lyondell Chemical Co. sr. notes 11s, 2018		2,222,000	2,355,320

Metals USA, Inc. company guaranty sr. unsec. notes
11 1/8s, 2015		1,280,000	1,302,400

Momentive Performance Materials, Inc. company
guaranty sr. unsec. notes 9 3/4s, 2014		2,735,000	2,605,088

NewPage Corp. company guaranty sr. notes 11 3/8s, 2014		1,070,000	1,000,450

NewPage Holding Corp. sr. unsec. unsub. notes FRN 7.527s, 2013 ‡‡		678,078	84,760

Novelis, Inc. company guaranty sr. unsec. notes 11 1/2s, 2015		1,300,000	1,410,500

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		2,605,000	2,441,667

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	495,000	659,043

PE Paper Escrow GmbH 144A sr. notes 12s, 2014 (Austria)		$2,055,000	2,250,225

Rhodia SA sr. unsec. notes FRN Ser. REGS, 3.394s,
2013 (France)	EUR	605,000	703,410

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029		$1,770,000	1,923,094

Smurfit Capital Funding PLC company guaranty sr. unsec.
unsub. notes 7 1/2s, 2025 (Ireland)		70,000	63,350

Smurfit Kappa Acquisition 144A company
guaranty sr. notes 7 3/4s, 2019 (Ireland)	EUR	440,000	523,714

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$2,287,000	2,226,966

Smurfit-Stone Container Corp. sr. notes unsec.
unsub. notes 8 3/8s, 2012 (In default) †		1,960,000	1,641,500

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		825,000	845,625

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		860,000	857,850

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		1,235,000	1,191,775

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		1,835,000	1,830,413

Steel Dynamics, Inc. 144A company guaranty sr. unsec.
notes 7 5/8s, 2020		555,000	549,450

Teck Resources, Ltd. sr. notes 10 3/4s, 2019 (Canada)		1,265,000	1,524,325

Teck Resources, Ltd. sr. notes 10 1/4s, 2016 (Canada)		2,095,000	2,461,625

Teck Resources, Ltd. sr. unsec. notes 6 1/8s, 2035 (Canada)		820,000	785,396

Tube City IMS Corp. company guaranty sr. unsec.
sub. notes 9 3/4s, 2015		1,550,000	1,534,500

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty Ser. B, 11 3/8s, 2016		825,000	715,688

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. sec. notes FRN Ser. B, 4.094s, 2014		1,675,000	1,394,438

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A
sr. notes 11 1/2s, 2014		1,220,000	1,302,350

			62,519,852

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Broadcasting (2.4%)
Belo Corp. sr. unsec. unsub. notes 8s, 2016	$405,000	$406,013

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016	1,395,000	1,032,300

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014	830,000	462,725

Clear Channel Worldwide Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes Ser. A, 9 1/4s, 2017	655,000	663,188

Clear Channel Worldwide Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	2,170,000	2,207,975

DIRECTV Holdings, LLC company guaranty sr. unsec.
notes 7 5/8s, 2016	840,000	907,200

DIRECTV Holdings, LLC company guaranty sr. unsec.
notes 6 3/8s, 2015	800,000	825,000

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	1,820,000	1,838,200

Echostar DBS Corp. company guaranty 7 1/8s, 2016	1,445,000	1,416,100

Gray Television, Inc. 144A company
guaranty sr. notes 10 1/2s, 2015	1,740,000	1,644,300

Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. 144A
sr. notes 8 7/8s, 2017	1,745,000	1,727,550

Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015	755,000	800,300

Umbrella Acquisition, Inc. 144A company guaranty sr. unsec.
unsub. notes 9 3/4s, 2015 ‡‡	2,215,512	1,880,416

Univision Communications, Inc. 144A sr. sec. notes 12s, 2014	440,000	473,000

XM Satellite Radio, Inc. 144A company guaranty sr. unsec.
notes 13s, 2013	1,530,000	1,675,350

XM Satellite Radio, Inc. 144A sr. notes 11 1/4s, 2013	370,000	395,900

Young Broadcasting, Inc. company
guaranty sr. sub. notes 8 3/4s, 2014 (In default) †	395,000	494

Young Broadcasting, Inc. company guaranty sr. unsec.
sub. notes 10s, 2011 (In default) †	1,142,000	2,284

		18,358,295
Building materials (1.9%)
Building Materials Corp. 144A company
guaranty sr. notes 7 1/2s, 2020	1,335,000	1,301,625

Building Materials Corp. 144A sr. notes 7s, 2020	1,430,000	1,415,700

Goodman Global Group, Inc. 144A sr. disc. notes zero %, 2014	3,885,000	2,311,575

Goodman Global, Inc. company guaranty sr. unsec.
sub. notes 13 1/2s, 2016	1,030,000	1,133,000

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	4,000,000	4,650,000

THL Buildco, Inc. (Nortek Holdings, Inc.) sr. notes 11s, 2013	3,505,866	3,646,101

		14,458,001
Cable television (2.2%)
Atlantic Broadband Finance, LLC company guaranty 9 3/8s, 2014	855,000	863,550

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	470,000	462,950

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	880,000	860,200

Cablevision Systems Corp. 144A sr. notes 8 5/8s, 2017	1,620,000	1,628,100

CCH II, LLC sr. notes 13 1/2s, 2016	3,554,581	4,074,438

CCO Holdings LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. notes 7 7/8s, 2018	710,000	696,688

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount		Value

Cable television cont.
Cequel Communications Holdings I LLC/Cequel
Capital Corp.Capital Corp. 144A sr. notes 8 5/8s, 2017		$2,720,000	$2,624,800

Charter Communications Operating LLC/Charter Communications
Operating Capital 144A company guaranty sr. notes 8s, 2012		1,470,000	1,534,313

CSC Holdings, Inc. sr. notes 6 3/4s, 2012		146,000	151,110

CSC Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2014		250,000	260,000

Mediacom Broadband, LLC/Mediacom Broadband Corp. sr. unsec.
unsub. notes 8 1/2s, 2015		485,000	481,363

Mediacom LLC/Mediacom Capital Corp. 144A sr. notes 9 1/8s, 2019		675,000	668,250

NTL Cable PLC sr. notes 9 1/8s, 2016 (United Kingdom)		930,000	940,463

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)		1,105,000	1,132,625

Virgin Media Finance PLC company guaranty sr. unsec.
unsub. notes 9 1/2s, 2016 (United Kingdom)	EUR	174,000	224,584

			16,603,434
Capital goods (3.7%)
ACCO Brands Corp. company guaranty sr. notes 10 5/8s, 2015		$1,020,000	1,104,150

Altra Holdings, Inc. 144A sr. notes 8 1/8s, 2016		1,860,000	1,855,350

BBC Holding Corp. sr. notes 8 7/8s, 2014		890,000	854,400

Berry Plastics Corp. 144A sr. notes 9 1/2s, 2018		1,250,000	1,118,750

Cleaver-Brooks, Inc. 144A sr. notes 12 1/4s, 2016		1,505,000	1,516,288

Kratos Defense & Security Solutions, Inc. 144A
sr. notes 10s, 2017		1,745,000	1,727,550

L-3 Communications Corp. company guaranty Ser. B, 6 3/8s, 2015		1,615,000	1,615,000

L-3 Communications Corp. company guaranty sr. unsec.
sub. notes 6 1/8s, 2014		725,000	739,500

L-3 Communications Corp. company guaranty sr. unsec.
sub. notes 5 7/8s, 2015		575,000	570,688

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		3,260,000	3,897,796

Mueller Water Products, Inc. company guaranty sr. unsec.
notes 7 3/8s, 2017		2,505,000	2,216,925

Owens-Brockway Glass Container, Inc. company
guaranty 6 3/4s, 2014	EUR	695,000	837,242

Reddy Ice Corp. 144A sr. notes 11 1/4s, 2015		$1,245,000	1,257,450

Ryerson Holding Corp. 144A sr. disc. notes zero %, 2015		2,350,000	1,066,313

Ryerson Tull, Inc. company guaranty sr. sec. notes 12s, 2015		2,985,000	3,037,238

TD Funding Corp. 144A company
guaranty sr. sub. notes 7 3/4s, 2014		575,000	575,000

Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014		840,000	831,600

Tenneco, Inc. company guaranty sr. unsec. notes 8 1/8s, 2015		1,095,000	1,092,263

Thermadyne Holdings Corp. company guaranty sr. unsec.
sub. notes 11 1/2s, 2014		1,581,000	1,622,501

Transdigm, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2014		800,000	798,000

			28,334,004
Coal (1.6%)
Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		2,715,000	2,681,063

CONSOL Energy, Inc. 144A company guaranty sr. unsec.
notes 8 1/4s, 2020		2,950,000	3,012,688

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount		Value

Coal cont.
CONSOL Energy, Inc. 144A company guaranty sr. unsec.
notes 8s, 2017		$1,735,000	$1,763,194

International Coal Group, Inc. sr. notes 9 1/8s, 2018		1,540,000	1,540,000

Peabody Energy Corp. company guaranty 7 3/8s, 2016		3,395,000	3,522,313

			12,519,258
Commercial and consumer services (1.4%)
Aramark Corp. company guaranty 8 1/2s, 2015		1,710,000	1,705,725

Aramark Corp. company guaranty sr. unsec. notes FRN 3.844s, 2015		315,000	296,100

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		2,070,000	2,132,100

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		1,108,000	1,168,940

National Money Mart Co. 144A company
guaranty sr. notes 10 3/8s, 2016 (Canada)		1,305,000	1,324,575

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		2,700,000	2,484,000

Travelport LLC company guaranty 11 7/8s, 2016		1,055,000	1,062,913

Travelport LLC company guaranty 9 7/8s, 2014		610,000	608,475

			10,782,828
Consumer (1.1%)
Jarden Corp. company guaranty sr. sub. notes Ser. 1,
7 1/2s, 2020	EUR	250,000	322,967

Jarden Corp. company guaranty sr. unsec. notes 8s, 2016		$605,000	617,856

Jarden Corp. company guaranty sr. unsec. sub. notes 7 1/2s, 2020		360,000	352,800

Jarden Corp. company guaranty sr. unsec. sub. notes 7 1/2s, 2017		2,255,000	2,209,900

Visant Corp. company guaranty sr. unsec. sub. notes 7 5/8s, 2012		2,040,000	2,039,745

Yankee Acquisition Corp. company guaranty sr. notes Ser. B,
8 1/2s, 2015		2,965,000	2,972,413

			8,515,681
Consumer staples (5.4%)
Archibald Candy Corp. company guaranty 10s,
2010 (In default) F †		415,457	6,416

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		1,475,000	1,371,750

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 5/8s, 2014		2,545,000	2,417,750

Avis Budget Car Rental, LLC 144A company
guaranty sr. notes 9 5/8s, 2018		365,000	365,000

Central Garden & Pet Co. sr. sub. notes 8 1/4s, 2018		1,765,000	1,747,350

Chiquita Brands International, Inc. sr. notes 7 1/2s, 2014		1,585,000	1,537,450

Chiquita Brands International, Inc. sr. unsec.
unsub. notes 8 7/8s, 2015		290,000	282,025

Claire’s Stores, Inc. 144A company guaranty sr. unsec.
notes 9 5/8s, 2015 (In default) † ‡‡		64,009	55,368

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		1,935,000	1,925,325

Dean Foods Co. company guaranty 7s, 2016		1,080,000	992,250

Dole Food Co. 144A sr. sec. notes 8s, 2016		1,530,000	1,533,825

Dole Food Co., Inc. sr. notes 13 7/8s, 2014		741,000	855,855

Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014		2,645,000	2,611,938

Games Merger Corp. 144A sr. notes 11s, 2018		2,210,000	2,176,850

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Consumer staples cont.
Great Atlantic & Pacific Tea Co. 144A sr. notes 11 3/8s, 2015	$1,880,000	$1,729,600

Hertz Corp. company guaranty 8 7/8s, 2014	2,785,000	2,798,925

JBS USA LLC/JBS USA Finance, Inc. sr. notes 11 5/8s, 2014	585,000	642,389

Libbey Glass, Inc. 144A sr. notes 10s, 2015	695,000	721,063

Pinnacle Foods Finance LLC sr. notes 9 1/4s, 2015	655,000	653,363

Pinnacle Foods Finance LLC 144A sr. unsec. notes 9 1/4s, 2015	630,000	628,425

Prestige Brands, Inc. 144A company guaranty sr. unsec.
notes 8 1/4s, 2018	1,035,000	1,037,588

Revlon Consumer Products 144A company
guaranty sr. notes 9 3/4s, 2015	1,050,000	1,068,375

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019	515,000	524,013

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	780,000	702,000

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017	1,885,000	1,512,713

RSC Equipment Rental, Inc. 144A sr. sec. notes 10s, 2017	1,010,000	1,087,013

Smithfield Foods, Inc. sr. unsec. notes 7s, 2011	410,000	414,100

Smithfield Foods, Inc. 144A sr. sec. notes 10s, 2014	2,325,000	2,489,203

Spectrum Brands, Inc. sr. unsec. sub. bonds 12s, 2019 ‡‡	1,940,063	2,056,467

Supervalu, Inc. sr. unsec. notes 8s, 2016	1,010,000	994,850

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	1,510,000	1,774,250

Wendy’s/Arby’s Restaurants LLC company guaranty sr. unsec.
unsub. notes 10s, 2016	2,980,000	3,076,850

		41,790,339
Energy (oil field) (2.3%)
Complete Production Services, Inc. company guaranty 8s, 2016	1,255,000	1,236,175

Expro Finance Luxemburg 144A sr. notes 8 1/2s, 2016 (Luxembourg)	1,590,000	1,542,300

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016	3,695,000	3,621,100

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	790,000	734,700

Key Energy Services, Inc. company guaranty sr. unsec.
unsub. notes 8 3/8s, 2014	2,220,000	2,208,900

Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	1,455,000	1,411,350

Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	716,264	723,139

Pride International, Inc. sr. unsec. notes 7 3/8s, 2014	1,890,000	1,927,800

Stallion Oilfield Holdings Ltd. 144A sr. notes 10 1/2s, 2015	1,785,000	1,700,213

Thermon Industries, Inc. 144A company
guaranty sr. notes 9 1/2s, 2017	1,700,000	1,683,000

Trico Shipping AS 144A sr. notes 11 7/8s, 2014 (Norway)	1,095,000	1,021,088

		17,809,765
Entertainment (0.5%)
AMC Entertainment, Inc. company guaranty 11s, 2016	771,000	790,275

Cinemark, Inc. company guaranty sr. unsec. notes 8 5/8s, 2019	655,000	661,550

Marquee Holdings, Inc. sr. disc. notes 9.505s, 2014	1,840,000	1,499,600

Universal City Development Partners, Ltd. 144A
sr. notes 8 7/8s, 2015	625,000	618,750

Universal City Development Partners, Ltd. 144A
sr. sub. notes 10 7/8s, 2016	490,000	494,900

		4,065,075

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Financials (7.5%)
American General Finance Corp. sr. unsec. notes Ser. MTN,
6.9s, 2017	$3,525,000	$2,802,375

American General Finance Corp. sr. unsec. notes Ser. MTNI,
Class I, 4 7/8s, 2012	1,835,000	1,651,500

American General Finance Corp. sr. unsec. notes, MTN
Ser. J, 5 5/8s, 2011	565,000	542,400

BAC Capital Trust VI bank guaranty jr. unsec.
sub. notes 5 5/8s, 2035	1,130,000	911,209

BAC Capital Trust XI bank guaranty jr. unsec.
sub. notes 6 5/8s, 2036	990,000	854,834

BankAmerica Capital II bank guaranty jr. unsec.
sub. notes 8s, 2026	405,000	392,850

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017	1,040,000	1,159,600

CIT Group, Inc. sr. bond 7s, 2017	6,309,172	5,694,028

CIT Group, Inc. sr. bond 7s, 2016	3,552,978	3,224,328

CIT Group, Inc. sr. bond 7s, 2015	1,176,786	1,085,585

CIT Group, Inc. sr. bond 7s, 2014	761,786	716,079

CIT Group, Inc. sr. bond 7s, 2013	1,616,191	1,555,584

E*Trade Financial Corp. sr. unsec. notes 7 3/8s, 2013	975,000	897,000

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017 ‡‡	1,450,000	1,609,500

GMAC, Inc. 144A company guaranty sr. unsec. notes 8s, 2020	795,000	771,150

GMAC, LLC company guaranty sr. unsec. notes 7 1/4s, 2011	530,000	531,988

GMAC, LLC company guaranty sr. unsec. notes 7s, 2012	1,473,000	1,463,794

GMAC, LLC company guaranty sr. unsec. notes 6 7/8s, 2012	1,521,000	1,501,988

GMAC, LLC company guaranty sr. unsec. notes 6 5/8s, 2012	1,013,000	997,805

GMAC, LLC company guaranty sr. unsec. notes Ser. 8, 6 3/4s, 2014	1,553,000	1,479,233

GMAC, LLC company guaranty sr. unsec. unsub. notes 6 7/8s, 2011	915,000	915,000

GMAC, LLC company guaranty sr. unsec. unsub. notes FRN
2.452s, 2014	156,000	128,152

GMAC, LLC sr. unsec. unsub. notes 7 1/4s, 2011	1,870,000	1,876,377

GMAC, LLC sr. unsec. unsub. notes 6 7/8s, 2011	1,035,000	1,033,569

GMAC, LLC sr. unsec. unsub. notes 6 3/4s, 2014	884,000	838,591

GMAC, LLC 144A company guaranty sr. unsec. notes 8.3s, 2015	895,000	898,356

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018 (United Kingdom)	1,650,000	1,557,592

HUB International Holdings, Inc. 144A sr. sub. notes 10 1/4s, 2015	555,000	507,825

Icahn Enterprises LP/Ichan Enterprises Finance Corp. 144A
sr. notes 8s, 2018	3,215,000	3,022,100

iStar Financial, Inc. sr. unsec. unsub. notes Ser. B, 5.95s, 2013 R	545,000	437,363

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	510,000	521,475

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	1,362,000	1,310,925

NB Capital Trust IV jr. unsec. sub. notes 8 1/4s, 2027	400,000	388,000

Nuveen Investments, Inc. company guaranty sr. unsec.
unsub. notes 10 1/2s, 2015	1,695,000	1,525,500

Provident Funding Associates 144A sr. notes 10 1/4s, 2017	885,000	880,575

Residential Capital LLC company guaranty jr. notes 9 5/8s, 2015	3,625,000	3,480,000

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A sr. sec. notes 7 3/4s, 2016 (Luxembourg)	780,000	772,200

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount		Value

Financials cont.
Reynolds Group Issuer, Inc. 144A sr. notes 8 1/2s, 2018		$2,085,000	$1,980,750

Royal Bank of Scotland Group PLC jr. unsec. sub. bonds FRB
7.648s, 2049 (United Kingdom)	EUR	1,410,000	1,071,600

SLM Corp. sr. notes Ser. MTN, 8s, 2020		$1,235,000	1,098,530

SLM Corp. sr. unsec. unsub. notes Ser. MTNA, 5s, 2013		3,940,000	3,717,485

USI Holdings Corp. 144A company guaranty sr. unsec.
notes FRN 4.311s, 2014		330,000	264,000

			58,068,795
Gaming and lottery (3.0%)
American Casino & Entertainment Properties LLC sr. notes 11s, 2014		1,460,000	1,383,350

Ameristar Casinos, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014		1,875,000	1,921,875

Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014		380,000	342,000

Harrah’s Operating Co., Inc. company
guaranty sr. notes 10s, 2018		2,712,000	2,142,480

Harrah’s Operating Co., Inc. company
guaranty sr. notes 10s, 2015		435,000	380,625

Harrah’s Operating Co., Inc. sr. notes 11 1/4s, 2017		3,435,000	3,598,163

Harrahs Operating Escrow, LLC/Harrahs Escrow Corp. 144A
sr. notes 12 3/4s, 2018		660,000	610,500

Isle of Capri Casinos, Inc. company guaranty 7s, 2014		2,539,000	2,193,061

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s,
2015 (In default) †		1,995,000	438,900

MGM Mirage, Inc. company guaranty sr. unsec. notes 6 5/8s, 2015		710,000	557,350

MGM Mirage, Inc. 144A sr. notes 9s, 2020		330,000	330,825

MGM Mirage, Inc. 144A sr. sec. notes 10 3/8s, 2014		260,000	276,250

MTR Gaming Group, Inc. company guaranty sr. notes 12 5/8s, 2014		2,085,000	2,085,000

Penn National Gaming, Inc. 144A sr. unsec.
sub. notes 8 3/4s, 2019		385,000	390,775

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2015		1,250,000	1,162,500

Pinnacle Entertainment, Inc. 144A sr. notes 8 5/8s, 2017		410,000	414,100

Pinnacle Entertainment, Inc. 144A sr. sub. notes 8 3/4s, 2020		1,165,000	1,077,625

Station Casinos, Inc. sr. notes 6s, 2012 (In default) †		1,600,000	100,000

Trump Entertainment Resorts, Inc. sec. notes 8 1/2s,
2015 (In default) †		3,905,000	9,763

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st mtge.
Ser. EXCH, 6 5/8s, 2014		1,155,000	1,143,450

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		2,740,000	2,931,800

			23,490,392
Health care (6.9%)
Biomet, Inc. company guaranty sr. unsec. bond 10s, 2017		1,985,000	2,099,138

Community Health Systems, Inc. company guaranty 8 7/8s, 2015		1,985,000	2,032,144

DaVita, Inc. company guaranty 6 5/8s, 2013		1,793,000	1,779,553

DaVita, Inc. company guaranty sr. unsec. sub. notes 7 1/4s, 2015		510,000	507,450

Elan Finance PLC/Elan Finance Corp. 144A company
guaranty sr. notes 8 3/4s, 2016 (Ireland)		2,070,000	2,028,600

HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡		2,163,000	2,276,558

HCA, Inc. sr. sec. notes 9 1/4s, 2016		2,735,000	2,864,913

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Health care cont.
HCA, Inc. sr. sec. notes 9 1/8s, 2014	$2,930,000	$3,083,825

HCA, Inc. 144A sr. sec. notes 9 7/8s, 2017	515,000	543,325

HCA, Inc. 144A sr. sec. notes 8 1/2s, 2019	2,865,000	2,993,925

Health Management Associates, Inc. sr. notes 6 1/8s, 2016	1,765,000	1,656,894

IASIS Healthcare/IASIS Capital Corp. sr. sub. notes 8 3/4s, 2014	660,000	660,000

Lantheus Medical Imaging, Inc. 144A sr. notes 9 3/4s, 2017	1,055,000	1,012,800

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	514,000	510,145

Psychiatric Solutions, Inc. company guaranty 7 3/4s, 2015	2,195,000	2,249,875

Psychiatric Solutions, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2015	1,000,000	1,025,000

Quintiles Transnational Corp. 144A sr. notes 9 1/2s, 2014 ‡‡	630,000	628,425

Select Medical Corp. company guaranty 7 5/8s, 2015	1,910,000	1,795,400

Service Corporation International debs. 7 7/8s, 2013	1,185,000	1,149,450

Service Corporation International sr. notes 7s, 2017	205,000	198,850

Service Corporation International sr. unsec. unsub. notes 6 3/4s, 2016	2,005,000	1,979,938

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	2,790,000	2,706,300

Sun Healthcare Group, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2015	215,000	224,138

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	2,220,000	2,181,150

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡	1,417,149	1,388,806

Talecris Biotherapeutics Holdings Corp. 144A sr. unsec.
notes 7 3/4s, 2016	1,160,000	1,131,000

Tenet Healthcare Corp. 144A company guaranty sr. sec. notes 10s, 2018	560,000	613,900

Tenet Healthcare Corp. 144A company guaranty sr. sec.
notes 9s, 2015	3,480,000	3,654,000

United Surgical Partners International, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2017	655,000	655,000

US Oncology Holdings, Inc. sr. unsec. notes FRN 6.643s, 2012 ‡‡	2,368,000	2,107,520

US Oncology, Inc. company guaranty sr. unsec.
sub. notes 10 3/4s, 2014	1,360,000	1,388,900

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R	3,150,000	3,349,571

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	125,000	125,302

Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 R	690,000	693,450

		53,295,245
Homebuilding (1.6%)
Beazer Homes USA, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2018	1,220,000	1,146,800

Lennar Corp. 144A company guaranty sr. unsec. notes 6.95s, 2018	2,085,000	1,866,075

M/I Schottenstein Homes, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2012	2,320,000	2,256,200

Realogy Corp. company guaranty sr. notes 11s, 2014 ‡‡	459,589	386,055

Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014	3,405,000	2,894,250

Standard Pacific Corp. company guaranty sr. notes 10 3/4s, 2016	1,235,000	1,339,975

Standard Pacific Corp. company guaranty sr. notes 8 3/8s, 2018	685,000	654,175

Standard Pacific Corp. company guaranty sr. unsec.
unsub. notes 7s, 2015	925,000	851,000

Standard Pacific Corp. company guaranty sr. unsec.
unsub. notes 6 1/4s, 2014	680,000	635,800

		12,030,330

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Household furniture and appliances (0.3%)
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	$945,000	$940,275

Sealy Mattress Co. 144A company guaranty sr. sec.
notes 10 7/8s, 2016	1,345,000	1,472,775

		2,413,050
Lodging/Tourism (0.5%)
FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	2,645,000	2,645,000

Host Marriott LP company guaranty Ser. Q, 6 3/4s, 2016 R	450,000	441,000

Seminole Hard Rock Entertainment, Inc. 144A sr. notes FRN
2.757s, 2014	585,000	503,100

		3,589,100
Media (1.7%)
Affinion Group, Inc. company guaranty 11 1/2s, 2015	1,185,000	1,223,513

Affinion Group, Inc. company guaranty 10 1/8s, 2013	605,000	615,588

Affinity Group, Inc. sr. sub. notes 9s, 2012	1,765,000	1,235,500

Interpublic Group of Companies, Inc. (The) sr. unsec.
notes 10s, 2017	535,000	586,494

Liberty Media, LLC sr. notes 5.7s, 2013	1,120,000	1,120,000

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty 10s, 2014	1,400,000	1,422,750

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty sr. unsec. sub. disc. notes stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††	2,470,000	2,284,750

Nielsen Finance LLC/Nielsen Finance Co. sr. notes 11 5/8s, 2014	360,000	385,200

QVC Inc. 144A sr. notes 7 3/8s, 2020	885,000	858,450

QVC Inc. 144A sr. sec. notes 7 1/2s, 2019	560,000	546,000

WMG Acquisition Corp. company guaranty sr. sub. notes 7 3/8s, 2014	740,000	696,525

WMG Acquisition Corp. 144A sr. sec. notes 9 1/2s, 2016	1,320,000	1,366,200

WMG Holdings Corp. company guaranty sr. unsec. disc.
notes 9 1/2s, 2014	380,000	372,400

		12,713,370
Oil and gas (7.9%)
ATP Oil & Gas Corp. 144A sr. notes 11 7/8s, 2015	670,000	525,950

Chaparral Energy, Inc. company guaranty 8 1/2s, 2015	1,128,000	1,026,480

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017	1,310,000	1,185,550

Chesapeake Energy Corp. company guaranty 6 1/2s, 2017	220,000	213,950

Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015	400,000	433,000

Compton Petroleum Corp. company guaranty 7 5/8s, 2013 (Canada)	3,170,000	2,472,600

Comstock Resources, Inc. company
guaranty sr. unsub. notes 8 3/8s, 2017	1,090,000	1,073,650

Comstock Resources, Inc. sr. notes 6 7/8s, 2012	2,015,000	2,009,963

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s, 2015 (Canada)	2,630,000	2,524,800

Connacher Oil and Gas, Ltd. 144A sr. sec. notes 11 3/4s,
2014 (Canada)	1,410,000	1,473,450

Crosstex Energy/Crosstex Energy Finance Corp. 144A
sr. notes 8 7/8s, 2018	1,785,000	1,758,225

Denbury Resources, Inc. company guaranty 7 1/2s, 2013	179,000	179,895

Denbury Resources, Inc. company
guaranty sr. sub. notes 9 3/4s, 2016	330,000	352,275

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Oil and gas cont.
Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020	$1,240,000	$1,274,100

Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	1,895,000	1,890,263

Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	2,890,000	2,817,750

Ferrellgas Partners LP sr. unsec. notes Ser. UNRE, 6 3/4s, 2014	505,000	492,375

Forest Oil Corp. sr. notes 8s, 2011	3,201,000	3,329,040

Inergy LP/Inergy Finance Corp. sr. unsec. notes 6 7/8s, 2014	3,590,000	3,518,200

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	300,000	298,500

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	360,000	355,500

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	3,230,000	3,238,075

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s,
2014 (Canada)	1,360,000	1,162,800

OPTI Canada, Inc. company guaranty sr. sec. notes 7 7/8s,
2014 (Canada)	3,190,000	2,711,500

PetroHawk Energy Corp. company guaranty 9 1/8s, 2013	3,630,000	3,720,750

PetroHawk Energy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014	455,000	481,163

Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018	1,985,000	2,044,550

Plains Exploration & Production Co. company guaranty 7 3/4s, 2015	365,000	355,419

Plains Exploration & Production Co. company guaranty 7s, 2017	3,065,000	2,804,475

Quicksilver Resources, Inc. company guaranty 7 1/8s, 2016	480,000	433,200

Quicksilver Resources, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2015	565,000	550,875

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	1,265,000	1,378,850

Range Resources Corp. company guaranty sr. unsec.
sub. notes 7 1/2s, 2017	420,000	422,100

Rosetta Resources, Inc. 144A company guaranty sr. unsec.
notes 9 1/2s, 2018	1,440,000	1,418,400

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	2,300,000	1,909,000

Sabine Pass LNG LP sr. sec. notes 7 1/4s, 2013	725,000	667,000

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	3,285,000	2,940,075

SandRidge Energy, Inc. 144A sr. unsec. notes 9 7/8s, 2016	570,000	561,450

Whiting Petroleum Corp. company guaranty 7s, 2014	1,245,000	1,252,781

Williams Cos., Inc. (The) notes 7 3/4s, 2031	1,800,000	1,963,780

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	541,000	625,278

Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	700,000	708,340

		60,555,377
Publishing (0.7%)
American Media, Inc. sr. unsec. sub. notes company
guaranty 8 7/8s, 2011 F	85,000	46,963

American Media, Inc. 144A company guaranty sr. unsec.
sub. notes 8 7/8s, 2011 F	11,090	6,127

Cengage Learning Acquisitions, Inc. 144A sr. notes 10 1/2s, 2015	2,045,000	1,855,838

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	1,250,000	1,215,625

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016	455,000	455,569

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Publishing cont.
McClatchy Co. (The) 144A company guaranty sr. notes
11 1/2s, 2017	$1,430,000	$1,437,150

Vertis, Inc. company guaranty sr. sec. notes Ser. A,
8 1/2s, 2012 ‡‡	647,071	587,217

		5,604,489
Regional Bells (1.2%)
Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015	700,000	652,750

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018	650,000	601,250

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2014	570,000	584,963

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	945,000	923,738

Frontier Communications Corp. 144A sr. notes 8 1/2s, 2020	1,485,000	1,462,725

Frontier Communications Corp. 144A sr. notes 8 1/4s, 2017	1,730,000	1,712,700

Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014	70,000	68,950

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012	620,000	662,625

Qwest Corp. sr. unsec. unsub. notes 8 3/8s, 2016	1,025,000	1,112,125

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	1,135,000	1,112,300

		8,894,126
Retail (2.9%)
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	505,000	494,900

Blockbuster, Inc. 144A company guaranty sr. notes 11 3/4s, 2014	1,057,000	623,630

Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014	2,005,000	1,994,975

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 11 1/8s, 2014	1,318,000	1,360,835

Dollar General Corp. company guaranty sr. unsec.
notes 10 5/8s, 2015	1,092,000	1,190,280

Federated Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016	1,455,000	1,445,906

Harry & David Operations Corp. company guaranty sr. unsec.
notes 9s, 2013	1,355,000	860,425

Harry & David Operations Corp. company guaranty sr. unsec.
notes FRN 5.252s, 2012	385,000	231,963

Limited Brands, Inc. company guaranty sr. unsec.
unsub. notes 7s, 2020	640,000	635,200

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2015	545,000	600,863

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	1,490,000	1,532,838

Michaels Stores, Inc. company guaranty 10s, 2014	1,140,000	1,169,925

Neiman-Marcus Group, Inc. company guaranty sr. unsec.
notes 9s, 2015 ‡‡	3,251,144	3,173,929

Neiman-Marcus Group, Inc. company guaranty sr. unsec.
sub. notes 10 3/8s, 2015	820,000	807,700

Toys R Us Property Co., LLC 144A company
guaranty sr. unsec. notes 10 3/4s, 2017	2,695,000	2,984,713

Toys R Us Property Co., LLC 144A sr. notes 8 1/2s, 2017	1,420,000	1,466,150

United Auto Group, Inc. company guaranty 7 3/4s, 2016	2,240,000	2,111,200

		22,685,432

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Technology (4.4%)
Advanced Micro Devices, Inc. 144A sr. unsec. notes 8 1/8s, 2017	$1,130,000	$1,108,813

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	1,696,350	1,620,014

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	2,040,000	1,940,550

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	570,000	604,913

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015 ‡‡	4,208,513	3,251,076

First Data Corp. company guaranty sr. unsec. notes 9 7/8s, 2015	935,000	762,025

First Data Corp. company guaranty sr. unsec. sub. notes 11 1/4s, 2016	1,960,000	1,254,400

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2014 ‡‡	2,104,933	1,820,767

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2014	1,385,000	1,249,963

Freescale Semiconductor, Inc. company guaranty sr. unsec.
sub. notes 10 1/8s, 2016	2,052,000	1,651,860

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018	900,000	931,500

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	1,645,000	1,632,663

Iron Mountain, Inc. company guaranty 8 3/4s, 2018	155,000	158,875

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes 8s, 2020	815,000	802,775

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	540,000	548,100

Lucent Technologies, Inc. unsec. debs. 6.45s, 2029	210,000	142,800

New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands) (In default) F †	1,235,000	107,569

NXP BV/NXP Funding, LLC company guaranty Ser. EXCH, 9 1/2s,
2015 (Netherlands)	1,350,000	1,162,688

NXP BV/NXP Funding, LLC company guaranty sr. sec. notes FRN
Ser. EXCH, 3.053s, 2013 (Netherlands)	1,125,000	970,313

NXP BV/NXP Funding, LLC sec. notes Ser. EXCH, 7 7/8s, 2014
(Netherlands)	2,115,000	1,951,088

SunGard Data Systems, Inc. company guaranty 10 1/4s, 2015	2,347,000	2,373,404

SunGard Data Systems, Inc. company guaranty 9 1/8s, 2013	1,906,000	1,925,060

Syniverse Technologies, Inc. sr. sub. notes Ser. B, 7 3/4s, 2013	1,235,000	1,210,300

Unisys Corp. sr. unsec. unsub. notes 12 1/2s, 2016	485,000	526,225

Unisys Corp. 144A company guaranty sr. sub. notes 14 1/4s, 2015	2,630,000	3,063,950

Xerox Capital Trust I company guaranty 8s, 2027	965,000	963,428

		33,735,119
Telecommunications (7.3%)
CC Holdings GS V, LLC/Crown Castle GS III Corp. 144A
sr. sec. notes 7 3/4s, 2017	2,370,000	2,512,200

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	2,205,000	2,138,850

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	1,570,000	1,530,750

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	435,000	421,950

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018 (Jamaica)	925,000	936,563

Digicel Group, Ltd. 144A sr. notes 8 1/4s, 2017 (Jamaica)	1,030,000	1,009,400

Digicel Group, Ltd. 144A sr. unsec. notes 8 7/8s, 2015 (Jamaica)	1,360,000	1,315,800

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s,
2017 (United Kingdom)	760,000	758,100

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount		Value

Telecommunications cont.
Intelsat Bermuda, Ltd. company guaranty sr. unsec.
notes 11 1/4s, 2017 (Bermuda)		$3,945,000	$3,885,825

Intelsat Intermediate Holding Co., Ltd. company guaranty
sr. unsec. notes 9 1/2s, 2015 (Bermuda)		1,040,000	1,055,600

Intelsat Intermediate Holding Co., Ltd. company
guaranty sr. unsec. notes 9 1/4s, 2015 (Bermuda)		690,000	683,100

Intelsat Jackson Holding Co. company guaranty sr. unsec.
notes 11 1/4s, 2016 (Bermuda)		4,295,000	4,541,963

Intelsat Subsidiary Holding Co., Ltd. company
guaranty sr. unsec. notes 8 7/8s, 2015 (Bermuda)		960,000	969,600

Intelsat Subsidiary Holding Co., Ltd. company
guaranty sr. unsec. notes 8 1/2s, 2013 (Bermuda)		1,095,000	1,103,213

Level 3 Financing, Inc. company guaranty 9 1/4s, 2014		2,705,000	2,461,550

Level 3 Financing, Inc. company guaranty 8 3/4s, 2017		265,000	225,250

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014		3,800,000	3,914,000

Nextel Communications, Inc. company guaranty sr. unsec.
notes Ser. D, 7 3/8s, 2015		2,805,000	2,643,713

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016		2,900,000	3,103,000

Nordic Telephone Co. Holdings ApS 144A sr. sec. bond
8 7/8s, 2016 (Denmark)		455,000	466,375

PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		540,000	525,150

PAETEC Holding Corp. 144A company
guaranty sr. notes 8 7/8s, 2017		1,280,000	1,264,000

SBA Telecommunications, Inc. 144A company
guaranty sr. notes 8 1/4s, 2019		745,000	776,663

SBA Telecommunications, Inc. 144A company
guaranty sr. notes 8s, 2016		1,365,000	1,405,950

Sprint Capital Corp. company guaranty 6 7/8s, 2028		3,560,000	2,959,250

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		2,725,000	2,677,313

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		535,000	476,150

West Corp. company guaranty 9 1/2s, 2014		2,370,000	2,358,150

Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Netherlands)		2,805,000	2,861,100

Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Netherlands)	EUR	150,000	188,075

Wind Acquisition Holdings Finance SA 144A company
guaranty sr. notes zero %, 2017 (Italy) ‡‡		$1,165,000	1,095,100

Windstream Corp. company guaranty 8 5/8s, 2016		3,390,000	3,356,100

Windstream Corp. company guaranty 8 1/8s, 2013		795,000	802,950

			56,422,753
Telephone (0.6%)
Cricket Communications, Inc. company guaranty 9 3/8s, 2014		1,930,000	1,944,475

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016		1,445,000	1,466,675

Integra Telecom Holdings, Inc. 144A sr. notes 10 3/4s, 2016		1,075,000	1,037,375

			4,448,525

CORPORATE BONDS AND NOTES (86.2%)* cont.	Principal amount	Value

Textiles (0.8%)
Hanesbrands, Inc. company guaranty sr. unsec. notes FRN
Ser. B, 3.831s, 2014	$2,785,000	$2,603,975

Hanesbrands, Inc. sr. unsec. notes 8s, 2016	980,000	994,700

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	1,135,000	1,177,563

Levi Strauss & Co. 144A sr. notes 7 5/8s, 2020	1,205,000	1,174,875

		5,951,113
Tire and rubber (0.3%)
Goodyear Tire & Rubber Co. (The) sr. unsec. notes 10 1/2s, 2016	2,400,000	2,544,000

		2,544,000
Transportation (0.2%)
RailAmerica, Inc. company guaranty sr. notes 9 1/4s, 2017	1,854,000	1,928,160

		1,928,160
Utilities and power (4.7%)
AES Corp. (The) sr. unsec. notes 8s, 2020	520,000	504,400

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	2,355,000	2,313,788

AES Corp. (The) 144A sec. notes 8 3/4s, 2013	859,000	871,885

Calpine Corp. 144A sr. sec. notes 7 1/4s, 2017	2,467,000	2,312,813

Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)	1,430,000	1,437,323

Dynegy Holdings, Inc. sr. unsec. notes 7 3/4s, 2019	1,970,000	1,423,325

Dynegy-Roseton Danskamme company guaranty Ser. B, 7.67s, 2016	2,180,000	1,972,900

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	755,000	547,375

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	530,000	470,375

Edison Mission Energy sr. unsec. notes 7.2s, 2019	1,035,000	672,750

Edison Mission Energy sr. unsec. notes 7s, 2017	45,000	30,431

El Paso Corp. sr. unsec. notes 12s, 2013	960,000	1,099,200

El Paso Corp. sr. unsec. notes 7s, 2017	750,000	732,581

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031	705,000	669,750

El Paso Natural Gas Co. debs. 8 5/8s, 2022	765,000	899,567

Energy Future Holdings Corp. company guaranty sr. unsec.
notes zero %, 2017 ‡‡	1,775,500	1,140,759

Energy Future Holdings Corp. sr. notes 9 3/4s, 2019	977,000	925,708

Ipalco Enterprises, Inc. sr. sec. notes 8 5/8s, 2011	420,000	437,850

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016	230,000	234,025

Mirant Americas Generation, Inc. sr. unsec. notes 9 1/8s, 2031	1,245,000	1,126,725

Mirant Americas Generation, Inc. sr. unsec. notes 8.3s, 2011	1,400,000	1,428,000

Mirant North America, LLC company guaranty 7 3/8s, 2013	2,960,000	2,967,400

NRG Energy, Inc. company guaranty 7 3/8s, 2017	935,000	902,275

NRG Energy, Inc. sr. notes 7 3/8s, 2016	6,160,000	5,959,800

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	275,000	294,250

Sierra Pacific Resources sr. unsec. notes 8 5/8s, 2014	1,550,000	1,594,563

Sierra Pacific Resources sr. unsec. unsub. notes 6 3/4s, 2017	190,000	191,167

Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s, 2028	305,000	320,915

Texas Competitive Electric Holdings Co., LLC company
guaranty sr. unsec. notes zero %, 2016 (United Kingdom) ‡‡	2,255,093	1,465,810

Texas Competitive Electric Holdings Co., LLC company guaranty
sr. unsec. notes Ser. B, 10 1/4s, 2015 (United Kingdom)	2,430,000	1,628,100

Utilicorp United, Inc. sr. unsec. notes 7.95s, 2011	68,000	70,700

		36,646,510
Total corporate bonds and notes (cost $669,313,140)		$664,038,301

SENIOR LOANS (5.8%)* [c]	Principal amount	Value

Automotive (0.1%)
Visteon Corp. bank term loan FRN Ser. B, 5 1/4s, 2013	$675,000	$722,250

		722,250
Basic materials (0.4%)
Ineos Holdings, Ltd. bank term loan FRN Ser. B2, 7.501s,
2013 (United Kingdom)	950,000	918,531

Ineos Holdings, Ltd. bank term loan FRN Ser. C2, 8.001s,
2014 (United Kingdom)	950,000	918,531

Smurfit-Stone Container Enterprises, Inc. bank term loan
FRN 6 3/4s, 2016 U	1,140,000	1,134,903

		2,971,965
Broadcasting (0.3%)
Clear Channel Communications, Inc. bank term loan FRN
Ser. B, 4.0041s, 2016	889,253	684,169

Univision Communications, Inc. bank term loan FRN Ser. B,
2.5401s, 2014	1,455,000	1,247,889

		1,932,058
Capital goods (—%)
Hawker Beechcraft Acquisition Co., LLC bank term loan FRN
Ser. B, 2.3371s, 2014	66,055	54,275

		54,275
Communication services (0.1%)
CCO Holdings, LLC / CCO Holdings Capital Corp. bank term
loan FRN Ser. D, 3.0378s, 2014	1,275,000	1,139,850

		1,139,850
Consumer cyclicals (1.3%)
CCM Merger, Inc. bank term loan FRN Ser. B, 8 1/2s, 2012	2,100,134	2,057,694

Dex Media West, LLC bank term loan FRN Ser. A, 7 1/2s, 2014	282,524	259,357

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.36s, 2014	821,204	372,365

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.3416s, 2014	306,419	138,942

Golden Nugget, Inc. bank term loan FRN 3.3651s, 2014	135,196	106,738

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.36s, 2014	237,506	187,511

QVC, Inc. bank term loan FRN 5.8413s, 2014	96,498	96,197

Reynolds Consumer Products, Inc. bank term loan FRN Ser. B,
6 1/4s, 2015	894,375	891,692

Six Flags Theme Parks bank term loan FRN 9 1/4s, 2016	1,165,000	1,169,369

Six Flags Theme Parks bank term loan FRN Ser. B, 6s, 2016	1,830,000	1,817,896

Thomas Learning bank term loan FRN Ser. B, 2.79s, 2014	895,818	773,539

Travelport, LLC bank term loan FRN Ser. C, 10 1/2s, 2013	277,900	275,121

Tribune Co. bank term loan FRN Ser. B, 5 1/4s,
2014 (In default) †	3,524,169	2,156,351

		10,302,772
Consumer staples (0.7%)
Claire’s Stores, Inc. bank term loan FRN 3.0401s, 2014	2,274,761	1,908,668

Pinnacle Foods Holding Corp. bank term loan FRN Ser. B,
2.7777s, 2014	1,326,835	1,245,804

Revlon Consumer Products bank term loan FRN 6s, 2015	1,205,000	1,172,365

Rite-Aid Corp. bank term loan FRN 9 1/2s, 2015	1,126,047	1,141,882

Rite-Aid Corp. bank term loan FRN Ser. B, 2.0829s, 2014	117,188	103,418

		5,572,137
Energy (0.1%)
MEG Energy Corp. bank term loan FRN 6s, 2016 (Canada)	467,650	460,782

		460,782

SENIOR LOANS (5.8%)* [c] cont.	Principal amount	Value

Entertainment (0.2%)
Universal City Development Partners, Ltd. bank term loan
FRN Ser. B, 5.5025s, 2014	$1,875,300	$1,866,299

		1,866,299
Financials (0.6%)
American General Finance Corp. bank term loan FRN 7 1/4s, 2015	1,520,000	1,471,360

CB Richard Ellis Services, Inc. bank term loan FRN Ser. B, 6s, 2013	664,141	661,236

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2014	805,950	784,794

iStar Financial, Inc. bank term loan FRN 1.751s, 2011	1,260,000	1,141,875

Nuveen Investments, Inc. bank term loan FRN Ser. B, 3.3247s, 2014	414,735	351,413

		4,410,678
Gaming and lottery (0.1%)
Harrah’s Operating Co., Inc. bank term loan FRN Ser. B, 7.8155s, 2016	493,763	494,105

		494,105
Health care (0.5%)
Ardent Health Systems bank term loan FRN Ser. B, 6 1/2s, 2016	1,675,000	1,637,313

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan
FRN 5.5878s, 2014	2,595,962	2,355,835

Select Medical Corp. bank term loan FRN Ser. B, 2.4841s, 2012	235,002	225,700

		4,218,848
Homebuilding (0.1%)
Realogy Corp. bank term loan FRN 0.081s, 2013	128,572	108,386

Realogy Corp. bank term loan FRN Ser. B, 3.2915s, 2013	477,553	402,578

		510,964
Retail (0.1%)
Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 2.6655s, 2013	566,539	520,002

		520,002
Technology (0.3%)
Compucom Systems, Inc. bank term loan FRN 3.86s, 2014	589,375	556,959

First Data Corp. bank term loan FRN Ser. B1, 3.0872s, 2014	1,835,000	1,545,988

		2,102,947
Telecommunications (—%)
Level 3 Financing, Inc. bank term loan FRN Ser. B, 8.9556s, 2014	265,000	283,881

		283,881
Transportation (0.4%)
Swift Transportation Co., Inc. bank term loan FRN 8 1/4s, 2014	3,293,304	3,044,248

		3,044,248
Utilities and power (0.5%)
TXU Energy Corp. bank term loan FRN Ser. B2, 3.9692s, 2014	1,992,985	1,531,039

TXU Energy Corp. bank term loan FRN Ser. B3, 3.797s, 2014	3,262,654	2,491,852

		4,022,891
Total senior loans (cost $47,111,844)		$44,630,952

CONVERTIBLE BONDS AND NOTES (2.7%)*	Principal amount	Value

Acquicor Technology, Inc. 144A cv. notes 8s, 2011	$822,000	$776,790

Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	1,265,000	1,227,050

Alexandria Real Estate Equities, Inc. 144A cv. company
guaranty sr. unsec. notes 3.7s, 2027 R	1,175,000	1,150,031

Alliant Techsystems, Inc. cv. company guaranty sr. sub. notes 3s, 2024	1,360,000	1,421,200

Digital Realty Trust LP 144A cv. sr. unsec. notes 5 1/2s, 2029 R	865,000	1,209,919

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	700,000	983,199

CONVERTIBLE BONDS AND NOTES (2.7%)* cont.	Principal amount	Value

General Cable Corp. cv. unsec. sub. notes stepped-coupon
4 1/2s (2 1/4s, 11/15/19) 2029 ††	$1,185,000	$1,251,656

General Growth Properties, Inc. 144A cv. sr. notes 3.98s,
2027 (In default) † R	770,000	789,250

Jazz Technologies, Inc. cv. company guaranty sr. unsec.
unsub. notes 8s, 2011	20,000	18,900

L-3 Communications Holdings, Inc. cv. company sr. unsec.
bonds 3s, 2035	1,133,000	1,145,746

Leap Wireless International, Inc. cv. sr. unsec. notes 4 1/2s, 2014	795,000	666,806

Level 3 Communications, Inc. cv. sr. unsec. unsub. notes 5 1/4s, 2011	480,000	460,800

Level 3 Communications, Inc. cv. sr. unsec. unsub. notes 3 1/2s, 2012	1,000,000	905,000

Owens Brockway Glass Container, Inc. 144A cv. sr. notes 3s, 2015	895,000	866,092

Pantry, Inc. (The) cv. company guaranty sr. unsec. sub. notes 3s, 2012	2,155,000	1,961,050

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	510,000	563,231

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	2,510,000	2,064,475

TRW Automotive, Inc. 144A cv. company guaranty sr. notes 3 1/2s, 2015	825,000	1,005,469

Virgin Media, Inc. cv. sr. unsec. notes 6 1/2s, 2016	970,000	1,098,525

XM Satellite Radio Holdings, Inc. 144A cv. sr. unsec. sub. notes 7s, 2014	893,000	895,281

Total convertible bonds and notes (cost $18,582,112)		$20,460,470

ASSET-BACKED SECURITIES (0.4%)*	Principal amount	Value

Neon Capital, Ltd. 144A
limited recourse sec. notes Ser. 95, 2.319s, 2013
(Cayman Islands) F [g]	$3,901,050	$1,356,547
limited recourse sec. notes Ser. 97, 1.105s, 2013
(Cayman Islands) F [g]	6,684,836	1,777,645

Total asset-backed securities (cost $2,040,547)		$3,134,192

MORTGAGE-BACKED SECURITIES (—%)*	Principal amount	Value

Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	$1,000,000	$67,500
Ser. 04-1A, Class K, 5.45s, 2040	365,000	20,988
Ser. 04-1A, Class L, 5.45s, 2040	165,000	21,863

Total mortgage-backed securities (cost $1,247,229)		$110,351

SHORT-TERM INVESTMENTS (2.4%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund - 0.24% [e]	18,423,184	$18,423,184

U.S. Treasury Bills for an effective yield of 0.30%,
November 18, 2010	$140,000	139,738

Total short-term investments (cost $18,562,988)		$18,562,922

TOTAL INVESTMENTS

Total investments (cost $756,857,860)		$750,937,188

Key to holding’s currency abbreviations

EUR	Euro

Key to holding’s abbreviations

FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
MTNI	Medium Term Notes Class I

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2009 through May 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $770,309,374.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at the close of the reporting period was $2, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities valuation inputs.

g The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

R Real Estate Investment Trust.

U This security, in part or in entirety, represents unfunded loan commitments (Note 8).

At the close of the reporting period, liquid assets totaling $55,298 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO BUY at 5/31/10 (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	(depreciation)

Euro	$1,351,464	$1,414,028	6/17/10	$(62,564)

Total				$(62,564)

FORWARD CURRENCY CONTRACTS TO SELL at 5/31/10 (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro	$8,091,695	$8,675,198	6/17/10	$583,503

Total				$583,503

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$—	$3,134,192

Convertible bonds and notes	—	20,460,470	—

Corporate bonds and notes	—	663,871,224	167,077

Mortgage-backed securities	—	110,351	—

Senior loans	—	44,630,952	—

Short-term investments	18,423,184	139,738	—

Totals by level	$18,423,184	$729,212,735	$3,301,269

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts to buy	$—	$(62,564)	$—

Forward currency contracts to sell	—	583,503	—

Totals by level	$—	$520,939	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/10 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $738,434,676)	$732,514,004
Affiliated issuers (identified cost $18,423,184) (Note 6)	18,423,184

Cash	7,780,246

Dividends, interest and other receivables	15,580,517

Receivable for shares of the fund sold	4,041,583

Receivable for investments sold	10,622,587

Unrealized appreciation on forward currency contracts (Note 1)	583,503

Total assets	789,545,624

LIABILITIES

Payable for investments purchased	15,605,887

Payable for purchases of delayed delivery securities (Notes 1 and 8)	1,128,600

Payable for shares of the fund repurchased	1,321,762

Payable for compensation of Manager (Note 2)	380,635

Payable for investor servicing fees (Note 2)	105,111

Payable for custodian fees (Note 2)	5,898

Payable for Trustee compensation and expenses (Note 2)	195,461

Payable for administrative services (Note 2)	2,594

Payable for distribution fees (Note 2)	310,293

Unrealized depreciation on forward currency contracts (Note 1)	62,564

Other accrued expenses	117,445

Total liabilities	19,236,250

Net assets	$770,309,374

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,354,665,427

Undistributed net investment income (Note 1)	3,596,602

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(582,543,435)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(5,409,220)

Total — Representing net assets applicable to capital shares outstanding	$770,309,374

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($505,588,390 divided by 89,775,556 shares)	$5.63

Offering price per class A share (100/96.00 of $5.63)*	$5.86

Net asset value and offering price per class B share ($7,607,267 divided by 1,374,239 shares)**	$5.54

Net asset value and offering price per class C share ($8,778,525 divided by 1,589,282 shares)**	$5.52

Net asset value and redemption price per class M share ($168,522,471 divided by 29,902,344 shares)	$5.64

Offering price per class M share (100/96.75 of $5.64)***	$5.83

Net asset value, offering price and redemption price per class R share
($7,452,236 divided by 1,322,448 shares)	$5.64

Net asset value, offering price and redemption price per class Y share
($72,360,485 divided by 12,487,721 shares)	$5.79

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 5/31/10 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $17,222 from investments in affiliated issuers) (Note 6)	$34,365,196

Dividends	43

Total investment income	34,365,239

EXPENSES

Compensation of Manager (Note 2)	2,295,297

Investor servicing fees (Note 2)	641,509

Custodian fees (Note 2)	18,354

Trustee compensation and expenses (Note 2)	29,909

Administrative services (Note 2)	21,725

Distribution fees — Class A (Note 2)	638,090

Distribution fees — Class B (Note 2)	42,715

Distribution fees — Class C (Note 2)	46,656

Distribution fees — Class M (Note 2)	440,354

Distribution fees — Class R (Note 2)	16,200

Other	239,071

Fees waived and reimbursed by Manager (Note 2)	(42,466)

Total expenses	4,387,414

Expense reduction (Note 2)	(8,415)

Net expenses	4,378,999

Net investment income	29,986,240

Net realized gain on investments (Notes 1 and 3)	19,074,387

Net realized gain on swap contracts (Note 1)	101,173

Net realized gain on foreign currency transactions (Note 1)	1,507,193

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	662,467

Net unrealized depreciation of investments, receivable purchase agreements and
swap contracts during the period	(12,963,023)

Net gain on investments	8,382,197

Net increase in net assets resulting from operations	$38,368,437

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 5/31/10*	Year ended 11/30/09

Operations:
Net investment income	$29,986,240	$49,391,230

Net realized gain (loss) on investments and
foreign currency transactions	20,682,753	(59,000,353)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(12,300,556)	254,548,745

Net increase in net assets resulting from operations	38,368,437	244,939,622

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(18,767,744)	(34,399,234)

Class B	(284,510)	(649,232)

Class C	(312,487)	(478,167)

Class M	(6,283,356)	(15,148,649)

Class R	(233,139)	(236,520)

Class Y	(2,538,973)	(3,922,271)

Redemption fees (Note 1)	28,924	53,033

Increase from capital share transactions (Note 4)	12,216,121	68,953,978

Total increase in net assets	22,193,273	259,112,560

NET ASSETS

Beginning of period	748,116,101	489,003,541

End of period (including undistributed net investment income
of $3,596,602 and $2,030,571, respectively)	$770,309,374	$748,116,101

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

											Ratio	Ratio of net
			Net realized								of expenses	investment
	Net asset value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	to average	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	Total	Redemption	value, end	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	income (loss) [a]	investments	operations	income	distributions	fees [c]	of period	value (%) [d]	(in thousands)	(%) [b,e]	net assets (%) [b]	turnover (%)

Class A
May 31, 2010 **	$5.56	.22	.06	.28	(.21)	(.21)	—	$5.63	5.04 *	$505,588	.53 *	3.86 *	40.96 *
November 30, 2009	4.05	.40	1.55	1.95	(.44)	(.44)	—	5.56	50.64	479,094	1.13	8.13	58.99
November 30, 2008	6.05	.42	(1.97)	(1.55)	(.45)	(.45)	—	4.05	(27.33)	292,694	1.10	7.63	33.57
November 30, 2007	6.22	.44	(.16)	.28	(.45)	(.45)	—	6.05	4.50	373,890	1.08	7.04	47.50
November 30, 2006	5.97	.45 [f]	.22	.67	(.42)	(.42)	—	6.22	11.71	433,782	1.04 [f]	7.41 [f]	45.62
November 30, 2005	6.16	.43	(.21)	.22	(.41)	(.41)	—	5.97	3.67	440,780	1.04	7.07	33.37

Class B
May 31, 2010 **	$5.47	.20	.06	.26	(.19)	(.19)	—	$5.54	4.73 *	$7,607	.91 *	3.49 *	40.96 *
November 30, 2009	3.99	.35	1.54	1.89	(.41)	(.41)	—	5.47	49.61	9,033	1.88	7.41	58.99
November 30, 2008	5.96	.38	(1.94)	(1.56)	(.41)	(.41)	—	3.99	(27.84)	6,036	1.85	6.86	33.57
November 30, 2007	6.14	.39	(.17)	.22	(.40)	(.40)	—	5.96	3.58	11,407	1.83	6.29	47.50
November 30, 2006	5.89	.39 [f]	.23	.62	(.37)	(.37)	—	6.14	10.98	16,530	1.79 [f]	6.69 [f]	45.62
November 30, 2005	6.08	.38	(.21)	.17	(.36)	(.36)	—	5.89	2.91	46,602	1.79	6.30	33.37

Class C
May 31, 2010 **	$5.46	.20	.05	.25	(.19)	(.19)	—	$5.52	4.57 *	$8,779	.91 *	3.49 *	40.96 *
November 30, 2009	3.98	.35	1.54	1.89	(.41)	(.41)	—	5.46	49.80	10,020	1.88	7.16	58.99
November 30, 2008	5.95	.37	(1.93)	(1.56)	(.41)	(.41)	—	3.98	(27.87)	684	1.85	6.78	33.57
November 30, 2007 †	6.27	.26	(.33)	(.07)	(.25)	(.25)	—	5.95	(1.11) *	776	1.23 *	4.29 *	47.50

Class M
May 31, 2010 **	$5.57	.22	.05	.27	(.20)	(.20)	—	$5.64	4.92 *	$168,522	.66 *	3.74 *	40.96 *
November 30, 2009	4.05	.39	1.56	1.95	(.43)	(.43)	—	5.57	50.52	178,550	1.38	7.97	58.99
November 30, 2008	6.05	.41	(1.97)	(1.56)	(.44)	(.44)	—	4.05	(27.50)	155,249	1.35	7.36	33.57
November 30, 2007	6.23	.42	(.17)	.25	(.43)	(.43)	—	6.05	4.11	275,959	1.33	6.79	47.50
November 30, 2006	5.98	.43 [f]	.23	.66	(.41)	(.41)	—	6.23	11.47	349,881	1.29 [f]	7.17 [f]	45.62
November 30, 2005	6.17	.41	(.20)	.21	(.40)	(.40)	—	5.98	3.46	430,521	1.29	6.82	33.37

Class R
May 31, 2010 **	$5.56	.21	.07	.28	(.20)	(.20)	—	$5.64	5.11 *	$7,452	.66 *	3.73 *	40.96 *
November 30, 2009	4.05	.38	1.56	1.94	(.43)	(.43)	—	5.56	50.32	4,728	1.38	7.63	58.99
November 30, 2008	6.05	.41	(1.97)	(1.56)	(.44)	(.44)	—	4.05	(27.46)	680	1.35	8.31	33.57
November 30, 2007 †	6.35	.29	(.32)	(.03)	(.27)	(.27)	—	6.05	(.57) *	1	.89 *	4.62 *	47.50

Class Y
May 31, 2010 **	$5.71	.24	.06	.30	(.22)	(.22)	—	$5.79	5.18 *	$72,360	.41 *	3.98 *	40.96 *
November 30, 2009	4.15	.43	1.58	2.01	(.45)	(.45)	—	5.71	50.98	66,691.88		8.35	58.99
November 30, 2008	6.19	.45	(2.03)	(1.58)	(.46)	(.46)	—	4.15	(27.21)	33,660.85		7.94	33.57
November 30, 2007	6.35	.47	(.17)	.30	(.46)	(.46)	—	6.19	4.78	50,146.83		7.27	47.50
November 30, 2006	6.08	.47 [f]	.23	.70	(.43)	(.43)	—	6.35	12.05	9,925	.79 [f]	7.63 [f]	45.62
November 30, 2005	6.27	.45	(.22)	.23	(.42)	(.42)	—	6.08	3.80	20,411.79		7.31	33.37

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	41

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period March 30, 2007 (commencement of operations) to November 30, 2007.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to November 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

May 31, 2010	0.01%

November 30, 2009	0.09

November 30, 2008	0.02

November 30, 2007	<0.01

November 30, 2006	<0.01

November 30, 2005	<0.01

c Amount represents less than $0.01 per share.

d Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

e Includes amounts paid through expense offset arrangements (Note 2).

f Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended November 30, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 5/31/10 (Unaudited)

Note 1: Significant accounting policies

Putnam High Yield Advantage Fund (the fund), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income primarily through a diversified portfolio of higher yielding, lower rated bonds that may have a higher rate of default. Capital growth is a secondary objective when consistent with the objective of high current income. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from December 1, 2009 through May 31, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $11,400,000 on forward currency contracts for the reporting period.

E) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $500,000 on credit default swap contracts for the reporting period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $287,638 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $62,564 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At November 30, 2009, the fund had a capital loss carryover of $598,917,449 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$309,407,794	November 30, 2010

104,325,628	November 30, 2011

95,929,758	November 30, 2012

8,720,272	November 30, 2014

21,153,748	November 30, 2016

59,380,249	November 30, 2017

The aggregate identified cost on a tax basis is $756,942,253, resulting in gross unrealized appreciation and depreciation of $29,186,799 and $35,191,864, respectively, or net unrealized depreciation of $6,005,065.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.72% of the first $5 billion, 0.67% of the next $5 billion, 0.62% of the next $10 billion, 0.57% of the next $10 billion, 0.52% of the next $50 billion, 0.50% of the next $50 billion, 0.49% of the next $100 billion, and 0.485% thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of then next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

Effective August 1, 2009 through June 30, 2011, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, from August 1, 2009 through December 31, 2010, to limit the management fee for the fund to an annual rate of 0.60% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $42,466 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (Agreements)

with other registered investment companies (each a Purchaser) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $4,975,121 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The fund received $1,546,417 from the Purchasers in accordance with the terms of the Agreement.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $8,415 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $561, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $20,637 and $342 from the sale of class A and class M shares, respectively, and received $4,861 and $1,646 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M share redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $321,040,731 and $304,676,749, respectively. There were no purchases or proceeds from sales of U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 5/31/10		Year ended 11/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	18,107,112	$103,164,746	33,589,868	$163,260,346

Shares issued in connection with
reinvestment of distributions	2,658,311	15,195,928	5,637,628	26,874,648

	20,765,423	118,360,674	39,227,496	190,134,994

Shares repurchased	(17,153,902)	(98,228,131)	(25,370,520)	(121,921,478)

Net increase	3,611,521	$20,132,543	13,856,976	$68,213,516

	Six months ended 5/31/10		Year ended 11/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	144,969	$819,302	951,048	$4,377,724

Shares issued in connection with
reinvestment of distributions	30,179	169,563	87,199	405,555

	175,148	988,865	1,038,247	4,783,279

Shares repurchased	(452,602)	(2,545,616)	(899,516)	(4,196,886)

Net increase (decrease)	(277,454)	$(1,556,751)	138,731	$586,393

	Six months ended 5/31/10		Year ended 11/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	226,613	$1,284,451	2,046,447	$9,382,853

Shares issued in connection with
reinvestment of distributions	44,714	250,682	83,794	403,775

	271,327	1,535,133	2,130,241	9,786,628

Shares repurchased	(517,724)	(2,892,855)	(466,270)	(2,185,808)

Net increase (decrease)	(246,397)	$(1,357,722)	1,663,971	$7,600,820

	Six months ended 5/31/10		Year ended 11/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	310,876	$1,779,266	604,607	$2,884,254

Shares issued in connection with
reinvestment of distributions	24,138	138,079	63,551	299,873

	335,014	1,917,345	668,158	3,184,127

Shares repurchased	(2,515,336)	(14,397,503)	(6,901,058)	(33,545,886)

Net decrease	(2,180,322)	$(12,480,158)	(6,232,900)	$(30,361,759)

	Six months ended 5/31/10		Year ended 11/30/09

Class R	Shares	Amount	Shares	Amount

Shares sold	918,081	$5,261,540	1,390,872	$6,841,671

Shares issued in connection with
reinvestment of distributions	40,167	229,969	47,595	235,463

	958,248	5,491,509	1,438,467	7,077,134

Shares repurchased	(485,441)	(2,769,119)	(756,540)	(3,805,363)

Net increase	472,807	$2,722,390	681,927	$3,271,771

	Six months ended 5/31/10		Year ended 11/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,696,036	$15,756,001	11,299,565	$55,416,381

Shares issued in connection with
reinvestment of distributions	376,398	2,214,396	742,923	3,618,197

	3,072,434	17,970,397	12,042,488	59,034,578

Shares repurchased	(2,254,914)	(13,214,578)	(8,479,700)	(39,391,341)

Net increase	817,520	$4,755,819	3,562,788	$19,643,237

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of May 31, 2010

Asset derivatives			Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$583,503	Payables	$62,564

Total		$583,503		$62,564

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$101,173	$101,173

Foreign exchange contracts	1,577,285	—	1,577,285

Total	$1,577,285	$101,173	$1,678,458

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$8,967	$8,967

Foreign exchange contracts	675,540	—	675,540

Total	$675,540	$8,967	$684,507

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $17,222 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $156,952,127 and $163,446,652, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $1,140,000, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments

Smurfit-Stone Container Enterprises, Inc.	$1,140,000

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Income-Growth Trust
International Growth Fund* **	Equity Income Fund
New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund*	The Putnam Fund for Growth and Income
Vista Fund	International Value Fund* ††
Voyager Fund	Mid Cap Value Fund
Small Cap Value Fund*
Blend
Asia Pacific Equity Fund*	Income
Capital Opportunities Fund*	American Government Income Fund
Capital Spectrum Fund‡	Diversified Income Trust
Emerging Markets Equity Fund*	Floating Rate Income Fund
Equity Spectrum Fund‡	Global Income Trust*
Europe Equity Fund*	High Yield Advantage Fund*
Global Equity Fund*	High Yield Trust*
International Capital Opportunities Fund*	Income Fund
International Equity Fund*	Money Market Fund†
Investors Fund	U.S. Government Income Trust
Research Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

††  Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Sector Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days or 30 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	Francis J. McNamara, III
Putnam Investment	Robert L. Reynolds	Vice President and Chief
Management, LLC	W. Thomas Stephens	Legal Officer
One Post Office Square	Richard B. Worley
Boston, MA 02109		Robert R. Leveille
	Officers	Vice President and
Investment Sub-Manager	Robert L. Reynolds	Chief Compliance Officer
Putnam Investments Limited	President
57–59 St James’s Street		Mark C. Trenchard
London, England SW1A 1LD	Jonathan S. Horwitz	Vice President and
	Executive Vice President,	BSA Compliance Officer
Marketing Services	Principal Executive
Putnam Retail Management	Officer, Treasurer and	Judith Cohen
One Post Office Square	Compliance Liaison	Vice President, Clerk and
Boston, MA 02109		Assistant Treasurer
Steven D. Krichmar
Custodian	Vice President and	Wanda M. McManus
State Street Bank	Principal Financial Officer	Vice President, Senior Associate
and Trust Company		Treasurer and Assistant Clerk
Janet C. Smith
Legal Counsel	Vice President, Principal	Nancy E. Florek
Ropes & Gray LLP	Accounting Officer and	Vice President, Assistant
	Assistant Treasurer	Clerk, Assistant Treasurer
Trustees		and Proxy Manager
John A. Hill, Chairman	Susan G. Malloy
Jameson A. Baxter,	Vice President and
Vice Chairman	Assistant Treasurer
Ravi Akhoury
Barbara M. Baumann	Beth S. Mazor
Charles B. Curtis	Vice President
Robert J. Darretta
Myra R. Drucker	James P. Pappas
Paul L. Joskow	Vice President
Kenneth R. Leibler
Robert E. Patterson

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA032 262149 7/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam High Yield Advantage Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: July 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: July 29, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: July 29, 2010